                              BJ SERVICES COMPANY
                            BJ SERVICES COMPANY, USA
                         BJ SERVICE INTERNATIONAL, INC.
                        BJ SERVICES COMPANY MIDDLE EAST

                       THIRD AMENDMENT TO NOTE AGREEMENT

        Re:         Note Agreement Dated as of August 1, 1991
                                      and
                        $30,000,000  9.20% Senior Notes
                               Due August 1, 1998


                                                                     Dated as of
                                                              September 19, 1995

Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa  50392-0800

Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Connecticut  06154

Ladies and Gentlemen:

         Reference is made to the separate Note Agreements each dated as of August 1, 1991, as amended to the date hereof (collectively, the "Note Agreement"), between and among BJ Services Company, BJ Services Company, USA, BJ Service International, Inc., BJ Services Company Middle East, each a Delaware corporation (collectively, the "Constituent Companies"), and you, under and pursuant to which $30,000,000 aggregate principal amount of Senior Notes Due August 1, 1998 (the "Notes") were originally issued.

         The Constituent Companies desire to amend certain provisions of the Note Agreement to clarify the parties' intent in respect of certain provisions incorporated therein pursuant to that certain Second Amendment to Note Agreement dated as of September 19, 1995 (the "Second Amendment") in the manner herein provided. All capitalized terms used herein without definition shall have the same meanings respectively assigned to such terms in the Note Agreement.
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SECTION 1.       INCORPORATION OF CERTAIN COVENANTS.

         Section 2 of the Second Amendment is hereby deleted in its entirety and the following shall be substituted therefor:

                 The following provisions of the Bank Credit Agreement in the form attached hereto as the same may be subsequently modified or amended provided that any such amendments or modifications are consented to in writing by the holders of at least seventy percent (70%) of the aggregate outstanding principal amount of the Notes are hereby incorporated by reference into the Note Agreement with the same force and effect as though therein set forth in full, in each case together with all related definitions set forth in the Bank Credit Agreement as the same may be subsequently modified or amended provided that any such amendments or modifications are consented to in writing by the holders of at least seventy percent (70%) of the aggregate outstanding principal amount of the Notes: Sections 8.01 through 8.05, both inclusive, Sections 8.08, 8.09, 8.10(a)(i) and (ii) (but only as such provisions pertain to the Western Indenture and the Western Subordinated Debentures), and Sections 8.12 through 8.16, both inclusive; provided, however, that the terms "Default" and "Event of Default" referred to in Section 8.03 and Section 8.15 incorporated herein by reference shall refer to such terms as defined in the Note Agreement. All provisions incorporated by reference shall remain effective for purposes of the Note Agreement unless and until the Notes shall no longer remain outstanding.

SECTION 2.       DEFINITION OF BANK CREDIT AGREEMENT.

         The definition of "Bank Credit Agreement" in Section 8.1 of the Note Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

                 "Bank Credit Agreement" shall mean that certain Credit Agreement dated as of April 13, 1995 among the Constituent Companies, Bank of America National Trust and Savings Association, as Agent, and the other parties named therein in the form attached hereto as the same may be subsequently modified or amended provided that any such amendments or modifications are consented to in writing by the holders of at least seventy percent (70%) of the aggregate outstanding principal amount of the Notes."





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SECTION 3.       MISCELLANEOUS.

         Section 2.1. Effective Date; Ratification. The amendments contemplated by this Third Amendment to Note Agreement shall be effective as of September 19, 1995 (although this Third Amendment to Note Agreement has been accepted on a later date or dates). Except as amended herein, the terms and provisions of the Note Agreement are hereby ratified, confirmed and approved in all respects.

         Section 2.2. Ratification of Original Note Agreements; Condition Precedent. Except as amended and restated herein, the terms and provisions of the Note Agreement and the Notes are hereby ratified, confirmed and approved in all respects.

         Section 2.3. Successors and Assigns. This Third Amendment to Note Agreement shall be binding upon the Constituent Companies and their successors and assigns and shall inure to the benefit of the holders of the Notes and to the benefit of their successors and assigns, including each successive holder or holders of any Notes.

         Section 2.4. Counterparts. This Third Amendment to Note Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

         Section 2.5. No Legend Required. Any and all notices, requests, certificates and other instruments including, without limitation, the Notes, may refer to the Note Agreement without making specific reference to this Third Amendment to Note Agreement, but nevertheless all such references shall from and after the date hereof be deemed to include this Third Amendment to Note Agreement unless the context shall otherwise require.

         Section 2.6. No Defaults or Events of Default; Representations and Warranties are True and Correct. Each of the Constituent Companies jointly and severally represents and warrants that no Default or Event of Default has occurred and is continuing. The representations and warranties made by the Constituent Companies in Exhibit B of the Note Agreement are true and correct in all material respects as of the date hereof except such representations and warranties, if any, which expressly refer to an earlier date, which representations and warranties are true and correct in all material respects as of such earlier date.

         Section 2.7 Governing Law. This Third Amendment to Note Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut.





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         IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment to Note Agreement to be effective as of September 19, 1995.


                                        BJ SERVICES COMPANY


                                        By /s/
                                           ------------------------------------
                                           Its Treasurer


                                        BJ SERVICES COMPANY, USA


                                        By /s/
                                           ------------------------------------
                                           Its Treasurer


                                        BJ SERVICE INTERNATIONAL, INC.


                                        By /s/
                                           ------------------------------------
                                           Its Treasurer


                                        BJ SERVICES COMPANY MIDDLE EAST


                                        By /s/
                                           ------------------------------------
                                           Its Treasurer





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         Accepted on the 13th day of February, 1996 to be effective as of
September 19, 1995.



                                        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                        By /s/
                                           ------------------------------------
                                           Its
                                               --------------------------------


                                        By /s/
                                           ------------------------------------
                                           Its
                                               --------------------------------


                                        Holder of $12,000,000 principal amount
                                        of Notes outstanding





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         Accepted on the 13th day of February, 1996 to be effective as of
September 19, 1995.



                                       CONNECTICUT MUTUAL LIFE INSURANCE COMPANY


                                       By /s/
                                          -------------------------------------
                                          Its
                                              ---------------------------------


                                       Holder of $6,000,000 principal amount of Notes outstanding





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